UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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U.S. REALTEL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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U.S. REALTEL, INC.

Fifteen Piedmont Center
3575 Piedmont Road, Suite 100
Atlanta, Georgia 30305

April 29, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of U.S. RealTel, Inc. The meeting will be held on Friday, June 11, 2004 at 9:00 a.m., local time, at our principal executive offices located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305.

     The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in U.S. RealTel’s affairs by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting.

     Your vote is important. Whether you plan to attend the meeting or not, please complete and execute the enclosed proxy card and return it as promptly as possible. The proxy statement and the enclosed proxy card contain instructions regarding the method of voting. If you attend the meeting, you may continue to have your shares voted as instructed on your proxy or you may revoke your proxy at the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

Sincerely,

Gregory P. McGraw
Acting Chief Executive Office, President and
Chief Operating Officer

U.S. REALTEL, INC.

Fifteen Piedmont Center
3575 Piedmont Road, Suite 100
Atlanta, Georgia 30305

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 11, 2004

     The 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. RealTel, Inc. (“U.S. RealTel”) will be held at U.S. RealTel’s principal executive office located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, on Friday, June 11, 2004, beginning at 9:00 a.m. local time. The Annual Meeting is held for the following purposes:

1)	To elect four directors, each to serve until the next annual meeting of stockholders;

2)	To ratify the appointment by U.S. RealTel’s Audit Committee of Deloitte & Touche LLP as independent auditors for fiscal year 2004;

3)	To approve the change of U.S. RealTel’s name to Cypress Communications Holding Co., Inc., and

4)	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

     Only stockholders of record at the close of business on April 16, 2004 are entitled to vote at the Annual Meeting or any postponements or adjournments thereof.

     THIS IS AN IMPORTANT MEETING AND YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE PRE-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. IF YOU WISH, YOU MAY REVOKE YOUR PROXY PRIOR TO THE TIME IT IS VOTED. IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

Ross J. Mangano
Chairman of the Board

April 29, 2004
Atlanta, Georgia

 i

U.S. RealTel, Inc.
Fifteen Piedmont Center
3575 Piedmont Road, Suite 100
Atlanta, Georgia 30305

PROXY STATEMENT

April 29, 2004

     This Proxy Statement is furnished on behalf of the Board of Directors (the “Board of Directors”) of U.S. RealTel, Inc. (“U.S. RealTel”). This proxy statement contains information related to the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. RealTel, to be held on Friday, June 11, 2004, beginning at 9:00 a.m., local time, at U.S. RealTel’s principal executive office located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, and at any postponements and adjournments thereof. U.S. RealTel is first mailing this proxy statement, the foregoing notice of the Annual Meeting and the enclosed proxy card to its stockholders on or about April 29, 2004. The enclosed proxy card is being solicited on behalf of the Board of Directors.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

     At the Annual Meeting, stockholders will be requested to act upon the matters outlined in the Notice of Annual Meeting, including the election of directors, the ratification of the appointment of independent auditors and the change of U.S. RealTel’s name. In addition, U.S. RealTel’s management will report on U.S. RealTel’s performance during fiscal 2003 and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

     Only stockholders of record at the close of business on the record date, April 16, 2004, are entitled to receive notice of and to vote at the Annual Meeting, or any postponements or adjournments thereof.

What are the voting rights of stockholders?

     Each stockholder will be entitled to one vote for each share of capital stock held by the stockholder. Each holder of common stock will vote (i) for the election of Ross J. Mangano and Gerard H. Sweeney to the Board of Directors, (ii) to ratify the appointment of Deloitte & Touche LLP as U.S. RealTel’s independent auditors for fiscal year 2004 and (iii) to approve the change of U.S. RealTel’s name. Each holder of Series A Preferred Stock (“Preferred Stock”) will only vote, as a single class, for the election of Steve G. Nussrallah and Michael F. Elliott to the Board of Directors. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Who may attend the Annual Meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting will constitute a quorum, permitting the conduct of business for all matters other than the election of the two director nominees designated by the holders of Preferred Stock. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Preferred Stock issued and outstanding on the record date and entitled to vote at the Annual Meeting will constitute a quorum, permitting the conduct of business with respect to the election of the two director nominees designated by the holders of Preferred Stock. As of the record date, 5,873,395 shares of U.S. RealTel’s common stock were issued and outstanding and 100 shares of Preferred Stock were issued and outstanding. Abstentions and broker non-votes will be included in calculating the number of shares present at the Annual Meeting for purposes of determining quorum.

How do I vote?

     If you complete, properly sign and return the accompanying proxy card, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. Street name stockholders who wish to vote at the Annual Meeting will need to obtain a proxy card from the institution that holds their shares in order to attend and vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of U.S. RealTel either a notice of revocation or a duly executed proxy bearing a later date. The powers of your proxy holder will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

How will uninstructed proxies be cast?; What are the Board of Directors’ recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends (1) a vote “FOR” election of the applicable nominated slate of directors; (2) a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2004; and (3) a vote “FOR” approval of the change of U.S. RealTel’s name.

     With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

     The affirmative vote of a plurality of the issued and outstanding shares of common stock or Preferred Stock, respectively, present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes will be elected as directors. Shares represented by proxies which were marked “WITHHOLD” for a nominee will have the same effect as a vote “AGAINST” the nominee when determining which nominees receive a plurality of the votes cast at the Annual Meeting.

     For each other proposal, when a quorum is present, the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, is required to approve the applicable matter. A properly executed proxy marked “ABSTAIN” with respect to any such matter will have the effect of a vote “AGAINST” the applicable matter.

What are the effects of “broker non-votes”?

     Under the rules of self-regulatory organizations governing brokers, brokers holding shares of record for customers generally are entitled to vote on routine matters without voting instructions from their customers. The election of directors, the ratification of the appointment of Deloitte & Touche LLP and the change of U.S. RealTel’s name are considered routine matters. On non-routine matters, brokers must obtain voting instructions from customers. If a broker does not receive voting instructions from a customer on non-routine matters and accordingly does not vote on these matters, this is called a broker non-vote.

Who will pay for the preparation of the proxy?

     U.S. RealTel will pay the cost of preparing, assembling, and mailing the proxy statement, Notice of Annual Meeting and enclosed proxy card. In addition to the use of mail, U.S. RealTel’s employees may solicit proxies personally, by fax, via the Internet and by telephone. U.S. RealTel’s employees will receive no compensation for soliciting proxies other than their regular salaries. U.S. RealTel may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to the beneficial owners of U.S. RealTel’s common stock and to request authority for the execution of proxies and U.S. RealTel may reimburse such persons for their expenses incurred in connection with these activities.

May I view the list of stockholders entitled to vote at the Annual Meeting?

     A list of stockholders entitled to vote at the Annual Meeting will be available at U.S. RealTel’s principal executive offices for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder for any proper purpose germane to the Annual Meeting. U.S. RealTel’s principal executive offices are located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, and U.S. RealTel’s telephone number is (404) 442-0120.

PROPOSAL 1—ELECTION OF DIRECTORS

Directors Standing for Election

     U.S. RealTel’s Bylaws provide that the Board of Directors shall consist of not less than five nor more than ten members, with the exact number fixed from time to time by resolution of the Board of Directors. U.S. RealTel’s Board of Directors by resolution has set the number of directors at five and the current term of each director expires at the Annual Meeting. U.S. RealTel currently has one vacant seats on its Board of Directors and is currently seeking a qualified candidate to fill a vacant seat.

     As noted elsewhere, the holders of a majority of the issued and outstanding shares of Preferred Stock are entitled to designate two directors to the Board of Directors and vote as a single class to elect the two directors at the Annual Meeting. The holders of the Preferred Stock have notified U.S. RealTel that they intend to designate and elect Michael F. Elliot and Steve G. Nussrallah, each of whom are currently serving as directors, at the Annual Meeting. If elected, Messrs. Elliot and Nussrallah will serve until the 2005 annual stockholders’ meeting or until their successors are duly elected and qualified. Messrs. Elliot and Nussrallah have consented to stand for re-election.

     The Board of Directors has nominated the following individuals, all of whom are currently serving as directors, to stand for re-election, and proxies representing U.S. RealTel common stock will be voted for their re-election absent contrary instructions. Each nominee, if elected by the holders of common stock, will serve until the 2005 annual stockholders’ meeting or until his successor is duly elected and qualified.

Ross J. Mangano
Gerard H. Sweeney

     Messrs. Mangano and Sweeney have consented to stand for re-election. For additional information regarding the above nominees, including a description of their business experience, please see “Management—Executive Officers and Directors” below.

     If a nominee being considered by the holders of common stock becomes unavailable to serve as a director, the Board of Directors may designate a substitute nominee. The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board of Directors, unless directed by a proxy to do otherwise.

     The Board of Directors recommends a vote “FOR” this slate of nominees.

MANAGEMENT

Executive Officers and Directors

     U.S. RealTel’s executive officers and directors, and their ages are as follows:

Name	Age	Position
Gregory P. McGraw	49	Acting Chief Executive Officer, President, Chief Operating Officer and Secretary
Salvatore W. Collura	50	Executive Vice President
Neal L. Miller	44	Executive Vice President, Chief Financial Officer and Treasurer
Ross J. Mangano	58	Chairman of the Board
Gerard H. Sweeney	47	Director
Steve G. Nussrallah	53	Director
Michael F. Elliott	45	Director

Directors Standing for Re-election by Holders of Common Stock

     Ross J. Mangano has served as a director of U.S. RealTel since October 1998 and chairman of the board since February 2002. Mr. Mangano has also served as director and chairman of the board of Cypress Communications since February 2002. Mr. Mangano has served as the president of Oliver Estate, Inc., an investment management company located in South Bend, Indiana, since 1996. Prior to that time, Mr. Mangano served in various management positions with Oliver Estate, Inc. since 1971. Mr. Mangano also is an investment analyst for Oliver Estate, Inc. Mr. Mangano has served on the board of directors of BioSante Pharmaceuticals, Inc., a public company located in Lincolnshire, Illinois, since July 1999 and Orchard Software Company, a privately held company which develops software for the medical industry located in Carmel, Indiana, since August 1998.

     Gerard H. Sweeney has served as a director of U.S. RealTel since January 2000 and as a director of Cypress Communications since February 2002. Mr. Sweeney also serves as president, chief executive officer and trustee of Brandywine Realty Trust. Mr. Sweeney has served as chief executive officer of Brandywine since August 1994, as president since November 1988 and as a trustee since February 1994. Brandywine Realty Trust is a public real estate investment trust located in Newtown Square, Pennsylvania. Prior to August 1988, Mr. Sweeney served as vice president of LCOR, Incorporated, a real estate development firm. Mr. Sweeney was employed by the Linpro Company (a predecessor of LCOR) from 1983 to 1994, during which time he served in several capacities, including financial vice president and general partner.

Directors Designated, and Standing for Re-election, by Holders of Preferred Stock

     Steve G. Nussrallah has served as a director of U.S. RealTel and Cypress Communications since July 2002. Mr. Nussrallah has been a general partner of Noro-Moseley Partners, an Atlanta-based venture capital firm, since January 2001. Mr. Nussrallah has also served as chairman of the board of Concurrent Computer Corp., since October 2000. Before becoming chairman, Mr. Nussrallah served as president and chief executive officer of Concurrent from January 2000 to October 2000 and as president of its Xstreme division from January 1999 to December 1999. From March 1996 to March 1998, Mr. Nussrallah served as president and chief operating officer of Syntellect Inc.

     Michael F. Elliott has served as a director of U.S. RealTel and Cypress Communications since July 2002. Mr. Elliott has served as a managing director of Wakefield Group, a North Carolina-based venture capital firm, since March 1997. Mr. Elliott served as a managing director of NationsBank Capital Investors from January 1994 through March 1997 and was a founding General Partner of NCNB Venture Co., LP. Prior to joining NationsBank, Mr. Elliott was a member of Ernst & Young’s Corporate Finance Group. Mr. Elliott serves as a director of several of the Wakefield Group’s portfolio companies.

Executive Officers

     Gregory P. McGraw has served as acting chief executive officer since March 2004 and president and chief operating officer of U.S. RealTel since July 2002. Mr. McGraw also served as acting chief financial officer from July 2002 to November 2003 and served as executive vice president from April 2002 to July 2002. Mr. McGraw has served as president and chief operating officer of Cypress Communications since February 2002. Mr. McGraw served as president and chief operating officer of Resurgence Communications, LLC from January 2001 to February 2002. Prior to that, he was executive vice president and corporate development officer for Convergent Communications, Inc. from August 1998 to January 2001. From July 1996 to August 1998, Mr. McGraw was a regulatory consultant, vice president of marketing and served as interim chief financial officer for Tie Communications, Inc. Mr. McGraw has a BS in Business Administration from George Mason University in Virginia.

     Salvatore W. Collura has served as executive vice president of U.S. RealTel since July 2002 and as executive vice president of field operation of Cypress Communications since February 2002. Mr. Collura has more than 25 years of sales and operations management experience in the telecommunications industry and was most recently the executive vice president of Convergent Communications’ Voice Division. During his 17 years at Tie Communications, Mr. Collura held various regional and national positions in sales and general management and consistently earned top sales honors and awards. Prior to Tie Communications’ acquisition by Convergent, Mr. Collura was a regional VP/GM. Mr. Collura has a BS in Business Administration from the University of Nebraska at Lincoln.

     Neal L. Miller has served as executive vice president, chief financial officer and treasurer of U.S. RealTel and Cypress Communications since November 2003. Mr. Miller has extensive experience building and managing financial business units and leading strategic planning and corporate development programs in the telecommunications, cable and software industries. From March 2003 to October 2003, Mr. Miller was an independent consultant providing financial and operations management expertise to several companies in the cable TV, software and telecom industries. From March 2000 to February 2003, Mr. Miller served as executive vice president and chief financial officer of CES International Inc., a software provider for the electric utility industry. Mr. Miller served as executive vice president and chief financial officer of Syntellect, Inc. from December 1995 to July 1998 and as a division president of Syntellect Interactive Services, Syntellect’s hosted services business unit, from February 1998 to February 2000. Mr. Miller has a BBA in Accounting from Georgia State University in Atlanta, Georgia.

How are directors compensated?

     All directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the board. From time to time, U.S. RealTel may also grant to its non-employee directors options after reviewing the level of compensation paid to non-employee directors by other similarly situated companies. In consideration of Mr. Mangano’s joining the board in October 1998, he received warrants to purchase 25,000 shares of U.S. RealTel common stock at an exercise price of $4.00 per share. These warrants expired on October 2, 2003. In consideration of Mr. Sweeney joining the board in January 2000, he received warrants to purchase 25,000 shares of U.S. RealTel common stock at an exercise price of $8.00 per share. These warrants, if not sooner exercised, expire on February 14, 2005.

How often did the Board of Directors and each of the committees of the Board of Directors meet during fiscal 2003?

     The Board of Directors met four times during the fiscal year 2003. Each director attended more than 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

What committees has the Board of Directors established?

     The Board of Directors has established an audit committee, a compensation committee and a nominating committee. The current members of the committees of the Board of Directors are set forth below.

BOARD COMMITTEE MEMBERSHIP

	Compensation	Audit	Nominating
Name	Committee	Committee	Committee
Michael F. Elliott	*	*	**
Ross J. Mangano	*	*	*
Steve G. Nussrallah	**	*	*
Gerard H. Sweeney	*	**	*

   * Member
** Chair

     Compensation Committee. The Board of Directors maintains a Compensation Committee which is responsible for U.S. RealTel’s management compensation strategy and incentive compensation plans. The Compensation Committee’s responsibilities include reviewing and making recommendations regarding (i) annual salaries of, and awards granted under U.S. RealTel’s incentive plans to, the executive officers and directors of U.S. RealTel and each of its subsidiaries and (ii) stock compensation arrangements for all the employees of U.S. RealTel and each of its subsidiaries. The Compensation Committee also administers U.S. RealTel’s 1999 Employee Equity Incentive Plan. The Compensation Committee met six times during the fiscal year 2003. A copy of the Compensation Committee Charter is available at www.cypresscom.net by clicking Investors then Corporate Governance. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of U.S. RealTel’s other filings under the Securities Act or the Exchange Act, except to the extent that U.S. RealTel specifically so provides.

     Audit Committee. The Board of Directors maintains an Audit Committee which is primarily responsible for assisting the Board of Directors in fulfilling its fiduciary oversight responsibilities by reviewing (i) the financial information provided to stockholders and other systems of internal controls which management and the Board of Directors have established, (ii) the legal and ethical conduct of U.S. RealTel and its employees relating to preparation of financial information and (iii) the audit process. The Audit Committee met four times during the fiscal year 2003. A copy of the Audit Committee Charter is available at www.cypresscom.net by clicking Investors then Corporate Governance. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of U.S. RealTel’s other filings under the Securities Act or the Exchange Act, except to the extent that U.S. RealTel specifically so provides.

     Nominating Committee. The Board of Directors maintains a Nominating Committee which is responsible for interviewing and recommending to the Board of Directors nominees for election as directors for the ensuing year at the next annual meeting and from time to time during the year to fill vacancies occurring between annual meetings. The Nominating Committee did not meet during the fiscal year 2003. A copy of the Nominating Committee Charter is available at www.cypresscom.net by clicking Investors then Corporate Governance. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of U.S. RealTel’s other filings under the Securities Act or the Exchange Act, except to the extent that U.S. RealTel specifically so provides.

     Independent Directors and Audit Committee Financial Expert. As a company with its common stock traded on the Over-the-Counter Bulletin Board and not on Nasdaq or the New York Stock Exchange, U.S. RealTel is not required to have independent directors. However, the SEC rules require U.S. RealTel to disclose whether its directors would be independent under the rules of one of such trading markets’ listing standards. The Board of Directors has determined that Gerard H. Sweeney is “independent” within the meaning of Rules 4200(a)(15) and 4350(d) of the National Association of Securities Dealers’ (“NASD”) listing standards. The Board of Directors determined that Michael F. Elliot, Ross J. Mangano and Steve G. Nussrallah were not independent because their beneficial share ownership may cause each of them to be deemed an affiliate of U.S. RealTel and because each received, or may be deemed to have received, certain payments under U.S. RealTel’s Bridge Loan described in “Certain Relationships and Related Transactions” elsewhere in this proxy statement. The Board of Directors has determined that Gerard H. Sweeney is an “audit committee financial expert” as such term is defined in the rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002.

How are nominees to the Board of Directors identified?

     The Nominating Committee identifies nominees for director on its own as well as by considering recommendations from other members of the Board of Directors, officers and employees of U.S. RealTel, and other sources that the committee deems appropriate. The Nominating Committee also will consider stockholder recommendations for nominees for director subject to such recommendations being made in accordance with U.S. RealTel’s Bylaws. The Nominating Committee will not alter the manner in which it evaluates nominee candidates based on the source from which the nominee candidate was identified to the Nominating Committee.

May stockholders nominate directors?

     U.S. RealTel’s Bylaws permit stockholders to nominate directors by timely providing notice in writing to the Secretary of U.S. RealTel. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, the Secretary of U.S. RealTel at the principal executive offices of U.S. RealTel not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the Annual Meeting; provided, however, that if U.S. RealTel has not publicly disclosed the date of the Annual Meeting at least seventy (70) days prior to the Annual Meeting date, the stockholder must deliver written notice to, or mail such written notice so that it is received by, the Secretary of U.S. RealTel, at the principal executive offices of U.S. RealTel, within ten (10) days after U.S. RealTel has publicly disclosed the date of the Annual Meeting. U.S. RealTel publicly disclosed the date of the Annual Meeting on March 30, 2004. The stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such persons written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice (A) the name and address, as they appear on U.S. RealTel’s books, of such stockholder, and (B) the class and number of shares of U.S. RealTel which are beneficially owned by such stockholder. U.S. RealTel expects to hold its 2005 Annual Meeting of Stockholders on or about June 10, 2005.

How are prospective director nominees evaluated?

     When evaluating prospective nominees, the Nominating Committee considers the current composition of the Board of Directors and the characteristics of each individual under consideration, including that individual’s competencies, demonstrated leadership in business and community affairs, knowledge of, and experience in, telecommunications-related business activities, experience in board of directors membership or management of other business enterprises, reputation, integrity, independence, support of U.S. RealTel’s philosophy and mission, potential for conflicts of interest and other qualities the committee deems appropriate. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Nominating Committee also considers that individual’s past contribution, record of participation and future commitment to U.S. RealTel. The Nominating Committee evaluates the totality of the merits of each prospective nominee that it considers and does not restrict itself by establishing minimum qualifications or attributes. The Nominating Committee will also seek to assure that the board, and consequently the Audit Committee, will have at least one member who qualifies as an audit committee financial expert.

What is the source of the current nominees?

     Each of the nominees are currently directors of U.S. RealTel. In addition, Steve G. Nussrallah and Michael F. Elliott were designated as nominees by the holders of Preferred Stock.

What is the Board of Directors’ policy on stockholder communication?

     The Board of Directors encourages stockholders to communicate with it by sending written correspondence to U.S. RealTel, Inc., Attention: Chairperson of the Nominating Committee, c/o Corporate Secretary, 15 Piedmont Center, Suite 100, Atlanta, Georgia 30305. The Chairperson of the Nominating Committee and his or her duly authorized agents shall be responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Chairperson of the Nominating Committee is responsible for evaluating the materiality of each stockholder communication and determining which stockholder communications are to be presented to the full Board or other appropriate body.

What is U.S. RealTel’s policy regarding attendance at annual meetings?

     Historically, U.S. RealTel’s annual meetings have not been well attended by stockholders. U.S. RealTel has not had a policy with respect to director attendance at these meetings, and last year Ross J. Mangano, Steve G. Nussrallah and Michael F. Elliott attended the annual meeting. This year, however, U.S. RealTel has instituted a policy encouraging directors to attend annual meetings.

Does U.S. RealTel have a code of ethics?

     U.S. RealTel has adopted a Code of Ethics for its chief executive officer and senior financial officers. A copy of this code may be found at www.cypresscom.net. You will find the Code of Ethics by clicking Investors then Corporate Governance. U.S. RealTel intends to satisfy the disclosure requirement under Item 10 of Form 8-K by posting such information on its website. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of U.S. RealTel’s other filings under the Securities Act or the Exchange Act, except to the extent that U.S. RealTel specifically so provides.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS

What am I voting on?

     The Audit Committee has appointed Deloitte & Touche LLP as independent auditors to audit and report on the financial statements of U.S. RealTel for fiscal year 2004. Although U.S. RealTel’s governing documents do not require submission of the selection of independent auditors to the stockholders for approval, the Audit Committee considers it desirable that its appointment of Deloitte & Touche LLP be ratified by the stockholders. This is an advisory vote. Therefore, even if the proposal is not ratified by the stockholders, the Audit Committee, in its discretion, may elect to retain Deloitte & Touche LLP as independent auditors for fiscal year 2004 while considering other options for the future. If the appointment of Deloitte & Touche LLP as independent auditors is ratified, the Audit Committee, in its discretion, may appoint new independent auditors if the Audit Committee believes such a change would be in the best interest of U.S. RealTel and its stockholders.

     See “Relationship With Independent Auditors” elsewhere in this proxy statement.

     The Board of Directors recommends a vote “FOR” this proposal.

Will a representative of Deloitte & Touche LLP be present at the Annual Meeting?

     One or more representatives of Deloitte & Touche LLP will be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

PROPOSAL 3 — APPROVAL OF THE CHANGE OF U.S. REALTEL’S NAME TO
CYPRESS COMMUNICATIONS HOLDING CO., INC.

To what name does U.S. RealTel propose to change its name?

     The Board of Directors has determined that it is in the best interests of U.S. RealTel and its stockholders to change the name of U.S. RealTel. The Board of Directors has determined that the use of both the names U.S. RealTel and Cypress Communications causes confusion among the parties with whom Cypress Communications does business, the general investing public and U.S. RealTel’s stockholders. As the business relationships of U.S. RealTel and brand recognition are connected to the Cypress Communications name, the Board of Directors has determined, in order to avoid continued confusion and any adverse effect such confusion may cause to U.S. RealTel’s operations and stockholder value, to change the name of U.S. RealTel to Cypress Communications Holding Co., Inc. Under Delaware law, a name change, such as the one proposed here, may be effective only upon U.S. RealTel stockholder approval. Upon stockholder approval of this name change, U.S. RealTel will change its OTCBB symbol to such symbol as is assigned to U.S. RealTel by Nasdaq.

What are the principal effects of approval or nonapproval?

     If the name change proposal is approved, U.S. RealTel’s Certificate of Incorporation will be amended to change the name from U.S. RealTel, Inc. to Cypress Communications Holding Co., Inc. This name change will be effective upon the filing of an amendment to U.S. RealTel’s Certificate of Incorporation with the Secretary of State of Delaware providing the following:

RESOLVED, that Article I of the Certificate of Incorporation is hereby amended by deleting it in its entirety and replacing it with the following.

     “The name of the corporation is Cypress Communications Holding Co., Inc.”

     The filing is expected to take place shortly after the Annual Meeting. There will be no change in the rights of holders of U.S. RealTel common stock. If this proposal is not approved by the U.S. RealTel stockholders, then the amendment to U.S. RealTel’s Certificate of Incorporation will not be filed and U.S. RealTel will retain is current name, U.S. RealTel, Inc.

     The Board of Directors recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee operates pursuant to an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. U.S. RealTel’s Audit Committee is comprised of at least three directors. U.S. RealTel’s management is responsible for internal accounting controls and the financial reporting process. U.S. RealTel’s independent auditors, Deloitte & Touche LLP, are responsible for performing an audit of U.S. RealTel’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In fulfilling its responsibility, the Audit Committee has reviewed and discussed U.S. RealTel’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2003 with management and the independent auditors. In addition, the Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect, and, with management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors their independence. The Audit Committee has also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining independence between U.S. RealTel and the independent auditors.

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. RealTel be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors.

Gerard H. Sweeney (Chairman)
Michael F. Elliott
Ross J. Mangano
Steve G. Nussrallah

     The information in the foregoing Report of the Audit Committee shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that U.S. RealTel specifically incorporates these paragraphs by reference.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth summary information concerning total compensation earned or paid to (i) U.S. RealTel’s Chief Executive Officer during the year ended December 31, 2003 and (ii) the five most highly compensated executive officers who served in such capacities as of December 31, 2003, which includes one executive officer of U.S. RealTel’s wholly owned subsidiary, Cypress Communications, collectively referred to below as the “named executive officers,” for the fiscal years ended December 31, 2001, 2002 and 2003:

Summary Compensation Table

						Long Term Compensation Awards
		Annual Compensation				Awards		Payments
						Securities
					Other Annual	Underlying		All Other
Name and Principal Position	Year	Salary	Bonus		Compensation	Options (#)		Compensation
Charles B. McNamee	2003	$300,000	$37,500		$—	—		—
Former Chief Executive	2002	$230,556	$—		$—	1,100,000	(2)	—
Officer (1)	2001	$—	$—		$—	—		—

Gregory P. McGraw	2003	$300,000	$37,500		$—	—		—
Acting Chief Executive	2002	$230,556	$—		$—	1,100,000	(2)	—
Officer, President, Chief	2001	$—	$—		$—	—		—
Operating Officer and Secretary

Salvatore W. Collura	2003	$220,000	$17,000		$—	100,000	(2)
Executive Vice President	2002	$160,243	$—		$—	150,000	(2)
	2001	$—	$—		$—	—

Neal L. Miller	2003	$33,333.32	$—		$—	300,000	(2)
Executive Vice President,	2002	$—	$—		$—	—		—
Chief Financial Officer and Treasurer	2001	$—	$—		$—	—		—

Peter R. Gould(3)	2003	$150,000	$40,611	(4)	$	—		—
Former Senior Vice	2002	$127,778	$—		$—	65,000	(2)	—
President of Cypress	2001	$—	$—		$—	—		—
Communications

Edgardo Vargas(5)	2003	$135,000	$22,500		$—	—		—
Former Senior Vice	2002	$122,890	$12,500		$—	65,000	(2)	—
President & Treasurer	2001	$104,720	$—		$—	20,000	(2)	—

(1)	Mr. McNamee left employment with U.S. RealTel in March 2004.

(2)	Stock options issued pursuant to 1999 Employee Equity Incentive Plan.

(3)	Mr. Gould resigned effective March 3, 2004.

(4)	Commissions.

(5)	Mr. Vargas resigned effective February 6, 2004

Stock Option Grants in Fiscal 2003

% of Total
Options/
	Number of	SARS
	Securities	Granted to
	Underlying	Employees	Exercise or
	Options/SARS	in Fiscal	Base	Expiration
Name	Granted	Year	Price($/Sh)	Date
Charles B. McNamee	—	—	—	—
Gregory P. McGraw	—	—	—	—
Salvatore W. Collura	100,000 (1)	21%	1.25	11/11/13
Neal L. Miller	300,000 (1)	62%	1.25	11/11/13
Peter R. Gould	—	—	—	—
Edgardo Vargas	—	—	—	—

(1)	These incentive stock options vest 25% on each of the first four anniversaries of the grant date.

Aggregated Stock Option Exercises and Values for Fiscal 2003

			Number of Shares		Value of Unexercised
			Underlying Unexercised		in-the-Money Options
			Options at Year Ended		at Year Ended
	Shares Acquired		December 31, 2003		December 31, 2003
Name	Upon Exercise	Realized Value	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles B. McNamee	—	$—	617,500	550,000	$—	$—
Gregory P. McGraw	—	$—	550,000	550,000	$—	$—
Salvatore W. Collura	—	$—	37,500	212,500	$—	$—
Neal L. Miller	—	$—	0	300,000	$—	$—
Peter R. Gould	—	$—	46,250	48,750	$—	$—
Edgardo Vargas	—	$—	36,250	48,750	$—	$—

Equity Compensation Plan Information

	(a)	(b)	(c)
Number of
securities
remaining
available for
	Number of		future
	securities to		issuance
	be issued		under equity
	upon		compensation
	exercise of	Weighted-average	plans
	outstanding	exercise price of	(excluding
	options,	outstanding	securities
	warrants	options, warrants	reflected in
	and rights	and rights	column (a))
Equity compensation plans approved by security holders	3,896,759	2.24	1,103,242
Equity compensation plans not approved by security holders	12,204,859 (1)	1.77	—
Total	16,101,618	1.88	1,103,242

(1) In connection with the Bridge Loan, which is described in detail in “Certain Relationships and Related Transactions” elsewhere in this proxy statement, U.S. RealTel issued warrants to purchase an aggregate of 400,000 shares of U.S. RealTel common stock at an exercise price of $1.13 per share and a term of 10 years. In connection with the issuance of the Convertible Notes, which is described in detail in “Certain Relationships and Related Transactions” elsewhere in this proxy statement, U.S. RealTel issued warrants to purchase an equal number of shares into which the Convertible Note are convertible into at a purchase price of $1.13 per share. As of December 31, 2003, the holders of the Convertible Notes are eligible to purchase 9,858,592 shares of U.S. RealTel common stock pursuant to the warrants. The remainder of the outstanding warrants which have the right to purchase

1,946,267 shares of U.S. RealTel common stock, were issued to directors and officers of U.S. RealTel. The warrants were not issued pursuant to a formal plan but were issued on a case-by-case basis following approval by U.S. RealTel’s Board of Directors.

Employment Agreements

     Charles B. McNamee. Charles B. McNamee, former chief executive officer of U.S. RealTel and Cypress Communications, entered into an employment agreement with Cypress Communications in February 2002. The agreement continued until his resignation in March 2004. Pursuant to the agreement, as amended, Mr. McNamee received an annualized salary of $300,000. Mr. McNamee also received options to purchase 1,100,000 shares of U.S. RealTel common stock.

     Gregory P. McGraw. Gregory P. McGraw, acting chief executive officer, president and chief operating officer of U.S. RealTel and the acting chief executive officer, president and chief operating officer of Cypress Communications, entered into an employment agreement with Cypress Communications in February 2002. The agreement is for a term of one year and will continue year to year unless sooner terminated. Pursuant to the agreement, as amended, Mr. McGraw will serve as the president and chief operating officer of Cypress Communications and will receive an annualized salary of $300,000. Mr. McGraw also received options to purchase 1,100,000 shares of U.S. RealTel common stock.

     Neal L. Miller. Neal L. Miller, executive vice president, chief financial officer and treasurer of U.S. RealTel and the executive vice president and chief financial officer of Cypress Communications, entered into an employment agreement with Cypress Communications in November 2003. The agreement is for a term of one year and will continue year to year unless sooner terminated. Pursuant to the agreement, Mr. Miller will serve as the executive vice president and chief financial officer of Cypress Communications and will receive an annualized salary of $200,000. Mr. Miller also received options to purchase 300,000 shares of U.S. RealTel common stock.

STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholders return on U.S. RealTel common shares since U.S. RealTel’s initial public offering on May 9, 2000 with the total return on the NASDAQ Stock Market (U.S.) Index and the NASDAQ Telecommunications Index. The graph shows the change in value of a $100 investment in U.S. RealTel shares and the indexes assuming the reinvestment of all dividends.

ASSUMES $100 INVESTED ON MAY 9, 2000 IN
U.S. REALTEL, INC. COMMON STOCK, NASDAQ STOCK MARKET
INDEX, AND NASDAQ TELECOMMUNICATIONS INDEX

	Cumulative Total Return *
	4/00	12/00	12/01	12/02	12/03
U.S. REALTEL, INC	100.00	16.67	8.75	24.17	8.42
NASDAQ STOCK MARKET (U.S.)	100.00	66.09	36.46	33.57	47.19
NASDAQ TELECOMMUNICATIONS	100.00	49.81	30.63	21.82	37.81

*Copyright © 2002, Standard & Poor’s, a division of The McGraw Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

STOCK OWNERSHIP

     The table below sets forth information regarding the beneficial ownership of U.S. RealTel common stock and Preferred Stock as of April 1, 2004, by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than 5% of any class of U.S. RealTel outstanding stock;

•	each of U.S. RealTel’s directors;

•	each of U.S. RealTel’s executive officers; and

•	all directors and executive officers as a group.

     Unless otherwise indicated, the address of each of the individuals listed in the table is c/o U.S. RealTel, Inc., 3575 Piedmont Road, Fifteen Piedmont Center, Suite 100, Atlanta, Georgia 30305. Except as otherwise indicated, and subject to community property and receivership laws where applicable, U.S. RealTel believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     Percentage ownership in the following table is based on 5,873,395 shares of common stock outstanding and 100 shares of Preferred Stock outstanding as of April 1, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Shares of U.S. RealTel common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of April 1, 2004 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
	Common Stock	of Common Stock	Preferred Stock	of Preferred Stock
Name of Beneficial Owner	Beneficially Owned	Outstanding	Beneficially Owned	Outstanding
5% Stockholders
Brandywine Operating Partnership, L.P. (1)	1,132,692	17.1%	—	—%
Noro-Moseley V, LLP (2)	7,321,667	55.5%	72.9	72.9%
Wakefield Group III, LLC (3)	1,677,254	22.2%	16.7	16.7%
Dolphin Equity Partners (4)	1,044,517	15.1%	10.4	10.4%
Jo & Co. (5)	1,257,732	20.3%	—	—%
Troon & Co. (6)	551,615	8.5%	—	—%
Jordan E. Glazov (7)	667,344	11.3%	—	—%
Directors and Executive Officers Ross J. Mangano (8)	2,755,093	37.7%	—	—%
Gerard H. Sweeney (9)	1,177,692	17.7%	—	—%
Steve G. Nussrallah (10)	7,321,667	55.5%	—	—%
Michael F. Elliott (11)	1,677,254	22.2%	—	—%
Gregory P. McGraw (12)	825,000	12.3%	—	—%
Charles B. McNamee (13)	617,500	10.0%	—	—%
Salvatore C. Collura (14)	37,500	0.6%	—	—%
Neal L. Miller	0	—%	—	—%
All Current Directors and Executive Officers as a Group (8 persons) (15)	14,411,706	77.7%	100	100%

(1)	The address of Brandywine Operating Partnership, L.P. is 14 Campus Blvd., Newton Square, Pennsylvania 19073. Includes 748,077 shares subject to warrants exercisable within 60 days of April 1, 2004.

(2)	The address of Noro-Moseley V, LLP is 9 North Parkway Square, 4200 Northside Parkway, Atlanta, Georgia 30327. Includes 7,321,667 shares subject to warrants exercisable within 60 days of April 1, 2004.

(3)	The address of Wakefield Group III, LLC is 1110 East Morehead Street, Charlotte, North Carolina 28204. Includes 1,677,254 shares subject to warrants exercisable within 60 days of April 1, 2004.

(4)	The address of Dolphin Equity partners is 750 Lexington Avenue, New York, New York 10022. Includes 1,044,517 shares subject to warrants exercisable within 60 days of April 1, 2004.

(5)	The address of Jo & Co. is 112 W. Jefferson Blvd., Suite 613, South Bend, Indiana 46601. Includes 307,831 shares subject to warrants exercisable within 60 days of April 1, 2004.

(6)	The address of Troon & Co. is 112 W. Jefferson Blvd., Suite 613, South Bend, Indiana 46601. Includes 551,615 shares subject to warrants exercisable within 60 days of April 1, 2004.

(7)	Includes 15,384 shares subject to warrants exercisable within 60 days of March 1, 2004. The remaining 651,960 shares are held in joint tenancy with Mr. Glazov’s wife. Does not include 3,568 shares held by one of Mr. Glazov’s sons, 3,568 shares held by another of Mr. Glazov’s sons and 2,318 shares held by Mr. Glazov’s daughter. Mr. Glazov disclaims beneficial ownership of such shares.

(8)	Includes 98,621 shares of U.S. RealTel common stock subject to warrants exercisable within 60 days of April 1, 2004. Includes 250,000 shares held by trusts of which Mr. Mangano serves as trustee, as follows: Joseph D. Oliver Trust—GO Cunningham Fund (62,500), Joseph D. Oliver Trust—James Oliver II Fund (62,500), Joseph D. Oliver Trust—Joseph D. Oliver, Jr. Fund (62,500), Joseph D. Oliver Trust—Susan C. Oliver Fund (62,500). Also includes the following: warrants to purchase 143,152 shares held by such trusts; warrants to purchase 103,500 shares held by the J. Oliver Cunningham Trust; warrants to purchase 103,500 shares held by the Anne C. McClure Trust; warrants to purchase 103,500 shares held by the Jane C. Warriner Trust; 949,401 shares and warrants to purchase 307,831 shares held by Jo & Co., a corporation for which Mr. Mangano serves as President; 47,500 shares and warrants to purchase 21,473 shares held by James Hart over which Mr. Mangano has voting and/or dispositive control. Also includes warrants to purchase 551,615 shares held by Troon & Co.

(9)	Includes 25,000 shares subject to warrants exercisable within 60 days of April 1, 2004. Includes 384,615 shares held by Brandywine Operating Partnership, L.P. and 748,077 shares subject to warrants exercisable within 60 days of March 1, 2004 held by Brandywine Operating Partnership, L.P., of which Mr. Sweeney disclaims any beneficial ownership. Mr. Sweeney is the President and Chief Executive Officer of Brandywine Realty Trust, the general partner of Brandywine Operating Partnership, L.P.

(10)	Includes 7,321,667 shares subject to warrants exercisable within 60 days of April 1, 2004.

(11)	Includes 1,677,254 shares subject to warrants exercisable within 60 days of April 1, 2004.

(12)	Includes 825,000 shares subject to options exercisable within 60 days of April 1, 2004.

(13)	Includes 617,500 shares subject to options exercisable within 60 days of April 1, 2004.

(14)	Includes 37,500 shares subject to options exercisable within 60 days of April 1, 2004.

(15)	See footnotes (8) through (14) above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 2002, U.S. RealTel, through its wholly owned subsidiary, Cypress Communications, completed the purchase of certain assets of Intermedia Advanced Building Networks, the shared tenant telecommunications services business of WorldCom, Inc (“ABN/STS”). U.S. RealTel and Cypress Communications raised $28 million to finance the acquisition. The $28 million financing included:

(i)	a $10 million senior secured revolving credit facility from Silicon Valley Bank (as amended, the “Senior Credit Facility”);

(ii)	an $8 million bridge loan (the “Bridge Loan”) from the J. Oliver Cunningham Trust (the “JOC Trust”), the Anne C. McClure Trust (the “ACM Trust”), the Jane C. Warriner Trust (the “JCW Trust”), Noro-Moseley Partners V, L.P.(“Noro-Mosley”), and the Wakefield Group III, LLC (“Wakefield” and together with the JOC Trust, the ACM Trust, the JCW Trust and Noro-Mosley, the “Bridge Lenders”); and

(iii)	the sale of $10 million of Fixed Rate Convertible Notes due July 1, 2009 (the “Convertible Notes”) to Dolphin Communications, Dolphin Netherlands, Noro-Moseley and Wakefield (collectively, the “Purchasers”).

     The JOC Trust, the ACM Trust and the JCW Trust are affiliates of certain stockholders of U.S. RealTel and of Mr. Mangano. Mr. Michael F. Elliot is the managing director of Wakefield. Mr. Steve G. Nussrallah is the general partner of Noro-Moseley.

     The Bridge Loan was obtained by U.S. RealTel and Cypress Communications pursuant to a Loan Agreement dated July 16, 2002 among U.S. RealTel, Cypress Communications and the Bridge Lenders and was amended on March 24, 2004. The Bridge Loan accrues interest at 14% per annum and matures on (A) the earlier to occur of, if the maturity date of the Senior Credit Facility is extended beyond July 16, 2004, (i) one business day following the maturity, acceleration or termination of the Senior Credit Facility and (ii) July 16, 2005 or (B) the earlier to occur of, if the maturity date of the Senior Credit Facility is not extended beyond July 16, 2004, (i) one business day following the refinancing of the Senior Credit Facility with funds sufficient to satisfy U.S. RealTel’s obligations to the Bridge Lenders and (ii) July 16, 2005 . Each Bridge Lender was entitled to receive an initial loan fee equal to 2.5% of that portion of the Bridge Loan that was funded by such Bridge Lender. Because the Bridge Loan was outstanding 60 days after the closing, U.S. RealTel and Cypress Communications became obligated to pay each Bridge Lender an additional loan fee equal to 1.25% of the then outstanding principal balance of such Bridge Lender’s share of the Bridge Loan. Because the Bridge Loan was outstanding 90 days after the closing of the Bridge Loan, U.S. RealTel and Cypress Communications became obligated subsequent to the end of the quarterly period ended September 30, 2002 to pay each Bridge Lender an additional loan fee equal to 1.25% of the then outstanding principal balance of such Bridge Lender’s share of the Bridge Loan. Additionally, as the Bridge Loan was outstanding 120 days after the closing of the Bridge Loan, U.S. RealTel and Cypress Communications became obligated to pay to each Bridge Lender an additional loan fee equal to 1.00% of the then outstanding principal balance of such Bridge Lender’s share of the Bridge Loan. The loan fees described above are cumulative and are payable on the earlier to occur of the maturity date of the Bridge Loans or the date on which the Bridge Loans are paid in full. At the closing of the Bridge Loan, U.S. RealTel issued the Bridge Lenders warrants to purchase an aggregate of 400,000 shares of U.S. RealTel’s common stock at an exercise price of $1.13 per share. These warrants are exercisable for a term of 10 years.

     The Convertible Notes were issued by U.S. RealTel and Cypress Communications pursuant to a Purchase Agreement dated July 16, 2002 among U.S. RealTel, Cypress Communications and the Purchasers. The Convertible Notes accrue interest at the rate of 7.5% per annum, compounded quarterly, and payable at maturity of the notes, whether upon their stated maturity of July 1, 2009, or earlier as a result of acceleration in the event of a default or upon redemption of the Convertible Notes. The principal of and accrued interest on the Convertible Notes is convertible into U.S. RealTel’s common stock at $1.13 per share. The Convertible Notes are redeemable by U.S. RealTel or Cypress Communications at any time by payment of the outstanding principal balance and accrued interest. In the event that the Convertible Notes are redeemed, the Purchasers have been issued warrants which will then be eligible for exercise to purchase the number of shares of common stock of U.S. RealTel that the Convertible Notes were convertible into on the redemption date at a conversion price of $1.13 per share. In connection with the issuance of the Convertible Notes, U.S. RealTel, the Purchasers and the Bridge Lenders entered into a registration rights agreement, which provides for the registration of the common stock issuable upon (i) the conversion of the

Convertible Notes; (ii) the exercise of the Warrants issued in connection with the Bridge Loan; and (iii) the exercise of the Warrants exercisable upon the redemption of the Convertible Notes.

     In connection with the issuance of the Convertible Notes, the Purchasers were issued a total of 100 shares of U.S. RealTel’s Preferred Stock without additional consideration. The rights of the Preferred Stock are set forth in a Certificate of Designations adopted by the Board of Directors. The holders of a majority of the Preferred Stock are entitled to elect two members of the Board of Directors and the holders of the Preferred Stock are entitled to receive dividends and distributions equal to those payable to the holders of an equivalent number of shares of U.S. RealTel’s common stock. In addition, U.S. RealTel may not, without the prior written consent of holders of a majority of the Preferred Stock, (i) increase or decrease (other than by redemption or conversion) the authorized number of shares of Preferred Stock; (ii) cancel or modify the voting rights of the holders of Preferred Stock; cancel or modify the rights of the holders of Preferred Stock; or (iii) amend, waive, alter, modify or repeal any provision of the Certificate of Incorporation or Bylaws of U.S. RealTel, if such amendment, alternation, modification or repeal would adversely affect the Preferred Stock, including the issuance of preferred stock with voting rights senior to or pari passu with the Preferred Stock. The Preferred Stock is redeemable by U.S. RealTel in the event that:

(a)	at least 75% of the principal amount of the Convertible Notes is converted into shares of common stock of U.S. RealTel;

(b)	at least 75% of the principal amount of the Convertible Notes is redeemed;

(c)	U.S. RealTel has submitted an application in good faith to apply for listing on AMEX, NASDAQ or another national exchange to register its securities on such exchange, the average daily trading price per share of the common stock as reported in such application is at least $4.00 per share, and U.S. RealTel subsequently receives a comment from such exchange that its application for listing will not be accepted so long as the Series A Preferred remains outstanding with the voting rights described herein; or

(d)	the outstanding principal and interest on the Convertible Notes are paid in full on the maturity date of the Convertible Notes.

     The redemption price for the Preferred Stock is $0.001 per share.

     U.S. RealTel believes that all transactions between it and the related parties are on terms no less favorable to us than those terms U.S. RealTel could have obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires U.S. RealTel’s directors and executive officers, and persons who own more than 10% of U.S. RealTel’s outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

     To U.S. RealTel’s knowledge, based solely on a review of Forms 3 and 4 and amendments thereto furnished to U.S. RealTel under Exchange Act Rule 16a-3(e) during the year ended December 31, 2003 and Form 5 and amendments thereto furnished to U.S. RealTel with respect to the year ended December 31, 2003, and any written representation that a Form 5 is not required to be filed, U.S. RealTel believes that all of its directors, executive officers, 10% stockholders and other individuals designated as Section 16 filers by U.S. RealTel complied during the year ended December 31, 2003 with the reporting requirements of Section 16(a) of the Exchange Act other than: the Form 4 reporting the stock option grant to Deena K. Snipes on June 25, 2003 was filed late on July 1, 2003.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP has served as U.S. RealTel’s independent auditors since the fourth quarter ended December 31, 2002. The Audit Committee has appointed Deloitte & Touche LLP as U.S. RealTel’s independent auditors for 2004.

     On September 25, 2002, U.S. RealTel dismissed its independent auditors, BDO Seidman, LLP. The dismissal was recommended by the Audit Committee and approved by the Board of Directors. On October 16, 2002, U.S. RealTel engaged Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 2002. The engagement of Deloitte & Touche LLP was approved by the Audit Committee.

     During U.S. RealTel’s two most recent fiscal years and the subsequent interim period through September 25, 2002, U.S. RealTel did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

     BDO Seidman, LLP audited the financial statements for U.S. RealTel for the fiscal year ended December 31, 2001 and for the fiscal year ended December 31, 2000. Neither of the audit reports of BDO Seidman, LLP for those years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits for the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period through the date hereof, there were no disagreements with BDO Seidman, LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of BDO Seidman, LLP would have caused it to make reference to the subject matter of the disagreement in its report.

     In connection with the audit of the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period through the date hereof, BDO Seidman, LLP did not advise U.S. RealTel that:

(i)	internal controls necessary for U.S. RealTel to develop reliable financial statements did not exist;

(ii)	information had come to its attention that led it to no longer be able to rely on management’s representations, or that made it unwilling to be associated with the financial statements prepared by management;

(iii)	there existed a need to expand significantly the scope of its audit, or that information had come to the attention of BDO Seidman, LLP, that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

(iv)	information had come to BDO Seidman, LLP’s attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to BDO Seidman, LLP’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to BDO Seidman, LLP’s dismissal, the issue has not been resolved to BDO Seidman, LLP’s satisfaction prior to its dismissal.

     During the years ended December 31, 2002 and 2003, Deloitte & Touche and BDO Seidman LLP, collectively, billed U.S. RealTel the fees set forth below in connection with services rendered by those firms to U.S. RealTel.

	2002	2003
Audit Fees	$261,447	$190,000
Audit Related Fees	0	9,000
Tax Fees	72,952	54,000
All Other Fees	4,300	0

Total Fees	$338,699	287,855

     Audit Fees include fees for services performed to comply with generally accepted auditing standards, including the recurring audit of U.S. RealTel’s financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal accountant reasonably can provide to a client, such as procedures related to audit of income tax provisions and related reserves, comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

     Audit-Related Fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of U.S. RealTel’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding generally accepted accounting principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of the new SEC and Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation. Audit-related fees also include audits of pension and other employee benefit plans, as well as the review of information systems and general internal controls unrelated to the audit of the financial statements.

     Tax fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as domestic and international tax planning. This category also includes tax planning on mergers and acquisitions, restructurings, as well as other services related to tax disclosure and filing requirements.

     All other fees primarily include fees associated with products and services provided by the principal accountant, other than those that are included in “audit fees,” “audit-related fees” and “tax fees.”

     None of the fees paid to the independent auditors were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

     The Audit Committee has considered whether the provision of services described above under “Audit Related Fees,” “Tax Fees,” and “All Other Fees” is compatible with maintaining the independence of Deloitte & Touche, and has concluded that it is so compatible.

     Pre-Approval Policy

     The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for U.S. RealTel by its independent auditors; provided that the Chairman of the Audit Committee may pre-approve all auditing and permitted non-audit services that do not exceed $25,000 and the Chairman shall report any approval given at the next Audit Committee meeting.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the proposals referred to above. If any other matter is properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

     Advance Notice Procedures. Under U.S. RealTel’s Bylaws, no business may be brought before an annual meeting by a stockholder unless the Secretary of U.S. RealTel receives from the stockholder entitled to vote a written notice containing information specified in U.S. RealTel’s Bylaws not less than 120 or more than 150 days prior to the first anniversary of the date of notice of the preceding year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting of stockholders or election by consent was held in the previous year, notice by the stockholder to be timely must be received by us not later than the 10th day following the day on which the annual meeting date is publicly disclosed. These requirements are separate from and in addition to the SEC’s requirements in Rule 14a-8 that a stockholder must meet in order to have a stockholder proposal included in U.S. RealTel’s proxy statement.

     Stockholder Proposals for the 2005 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for U.S. RealTel’s annual meeting of stockholders in 2005 may do so by following the procedures prescribed above and in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us no later than February 11, 2005.

     Beneficial Owners. Unless contrary instructions are received, U.S. RealTel may send a single copy of its annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if U.S. RealTel believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce U.S. RealTel’s expenses.

     If you would like to receive your own set of U.S. RealTel’s annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of U.S. RealTel’s annual disclosure documents, follow these instructions.

     If your shares are registered in your own name, please contact U.S. RealTel at its executive offices at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia, 30305, Attention: Secretary at (404) 442-0120 to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

     Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important Annual Meeting.

     The enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission constitutes U.S. RealTel’s Annual Report to Stockholders. Additional copies of U.S. RealTel’s Form 10-KSB and 10-QSB without exhibits are available, without charge, to stockholders who make written request therefor to U.S. RealTel, Inc., Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, Attention: Corporate Secretary. Copies of exhibits and basic documents filed with those reports or referenced therein will be furnished to stockholders of record upon request.

     It Is Important That Proxies Be Returned Promptly. Stockholders Who Do Not Expect To Attend The Annual Meeting In Person Are Urged To Sign, Complete, Date And Return The Proxy Card In The Enclosed Envelope, To Which No Postage Need Be Affixed.

By Order of the Board of Directors,

Ross J. Mangano
Chairman of the Board

April 29, 2004

APPENDIX A

U.S. REALTEL, INC.
AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its fiduciary oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls which management and the Board of Directors have established, the legal and ethical conduct of the Company and its employees relating to preparation of financial information, and the audit process.

OPERATING POLICIES

     1.      The Audit Committee shall consist of no fewer than three members. To the extent applicable to the Company, the members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the rules and regulations of any exchange or national market on which the Company’s common stock is quoted or listed for trading and the rules of any other body with regulatory authority over the Company.

     2.      The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Audit Committee members may be replaced or added by the Board at any time.

     3.      The Committee shall meet at least four times per year or more frequently as circumstances require. The Audit Committee is expected to maintain free and open communication with management, the Company’s internal audit staff and the Independent Accountant. This communication shall include private executive sessions, at least annually, with each of these parties. The Audit Committee Chairman shall report on all Audit Committee activities to the full Board. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or Independent Accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     4.      The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

COMMITTEE AUTHORITY

     1.      The Audit Committee shall have the sole authority to appoint or replace the Independent Accountant (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the Independent Accountant (including resolutions of disagreements between management and the

Independent Accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Accountant shall report directly to the Audit Committee.

     2.      The Audit Committee shall prepare the report required by the SEC to be included in the Company’s annual proxy statement, and any other report or document required to be prepared by the Committee by the SEC or by any exchange or national market on which the Company’s common stock is quoted or listed for trading.

     3.      The Audit Committee shall preapprove all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Independent Accountant, subject to the de minimums exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit; provided that the Chairman of the Audit Committee may pre-approve all audit services and permitted non-audit services that, individually, would not cause the Company to incur expenses in excess of $25,000 The Chairman shall report to the Audit Committee any such approval given at the next Audit Committee meeting.

     4.      The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     5.      The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Independent Accountant for the purpose of rendering or issuing an audit report and to any advisor employed by the Audit Committee.

RESPONSIBILITIES

In meeting its responsibilities, the Audit Committee is expected to:

     1.      Review its charter on an annual basis and, as appropriate, recommend amendments to the Board.

     2.      Request and review a statement from the Independent Accountant delineating all relationships between the Independent Accountant and the Company to determine the independence of the Independent Accountant.

     3.      Provide an open and independent avenue of communication between the Company’s internal audit staff, if any, the Independent Accountant and the Board of Directors.

     4.      Review and recommend to the Board of Directors the appointment, replacement, reassignment, or dismissal of any member of the internal audit staff, if any.

     5.      Inquire of the Independent Accountant and appropriate management about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     6.      Review and approve with the internal audit staff, if any, and the Independent Accountant (a) the audit scope and plan of internal audit and (b) the audit scope and plan of the Independent Accountant.

     7.      Review with the internal audit staff, if any, and the Independent Accountant the coordination of internal audit and Independent Accountant to assure completeness of coverage, reduction of redundant efforts, and the effective use of internal audit resources.

     8.      Discuss with the Independent Accountant:

               (a)      The Independent Accountant’s independence.

               (b)      The matters required to be reported by the Independent Accountants by Statement on Auditing Standards No. 61 and No. 90, as may be modified or supplemented, as well as matters affecting the quality of the Company’s financial reporting and the fairness of the presentation in the financial statements of the financial condition and financial risks of the Company.

     9.      Review and discuss with management and the Independent Accountant:

               (a)      The Company’s quarterly and annual financial statements and related footnotes.

               (b)      The Independent Accountant’s audit of the annual financial statements and the report thereon.

               (c)      The Independent Accountant’s audit plan and any significant changes thereto.

               (d)      Any difficulties or disputes with management encountered during the course of the audit.

               (e)      The selection, application and disclosure of critical accounting policies used in the Company’s financial statements.

               (f)      Any material related party transactions.

               (g)      Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

               (h)      Any observations or recommendations made in writing by the Independent Accountant to management regarding its policies and procedures, and the status of the response by management to such observations or recommendations.

               (i)      All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments; and the treatment preferred by the Independent Accountant.

               (j)      Other material written communications between the Independent Accountant and management, such as any management letter or schedule of unadjusted differences.

     10.      Consider and review with management and the internal audit staff, if any:

               (a)      All significant findings, recommendations and follow-up activity of internal audit together with management’s responses.

               (b)      Any difficulties encountered in the course of its audits, including any restrictions on the scope of its work or access to required information.

               (c)      The planned scope of its audit plan and any significant changes thereto.

               (d)      Internal audit’s compliance with the IIA’s Standards for the Professional Practice of Internal Auditing.

     11.      Review filings with the SEC and other published documents containing the Company’s financial statements. Consider whether the information contained in these documents is consistent with the information contained in the financial statements and is in compliance with applicable regulatory requirements. Recommend to the Board of Directors whether the audited annual financial statements should be included in the Company’s Annual Report on Form 10-K.

     12.      Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

     13.      Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     14.      Review and evaluate the lead partner of the Independent Accountant team.

     15.      Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     16.      Obtain and review a report from the Independent Accountant at least annually regarding (a) the Independent Accountant’s internal quality-control procedures, (b) any material issues by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Independent Accountant and the Company. Evaluate the qualifications, performance and independence of the

Independent Accountant, including considering whether the auditor’s quality controls are adequate and the provisions of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditors. The Audit Committee shall present its conclusions with respect to the Independent Accountant to the Board.

     17.      Recommend to the Board policies for the Company’s hiring of employees or former employees of the Independent Accountant who participated in any capacity in the audit of the Company.

     18.      Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     19.      Review policies and procedures with respect to officer’s expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by internal audit or the Independent Accountant.

     20.      As necessary, review with the internal audit staff, if any, and the Independent Accountant the results of their review of the Company’s actions in monitoring compliance with the [Corporate Code of Conduct].

     21.      Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

     22. As requested by the internal audit staff, if any, and/or the Independent Accountant, meet with the internal audit staff, if any, the Independent Accountant, and management in separate executive sessions to discuss any matters that the Committee or any of these parties believe should be discussed privately with the Committee.

     23.       Perform other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.

PROXY	U.S. REALTEL, INC. 3575 Piedmont Road 15 Piedmont Center, Suite 100 Atlanta, Georgia 30305	PROXY

This Proxy is solicited on behalf of the Board of Directors for
U.S. RealTel Common Stockholders

     The undersigned holder of U.S. RealTel, Inc. (“U.S. RealTel”) common stock hereby appoints Ross J. Mangano, Gregory P. McGraw and Steve G. Nussrallah, and/or any of them, jointly and severally, as proxies and attorneys-in-fact, on behalf of and in the name of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of U.S. RealTel’s common Stock held in the undersigned’s name, subject to the voting direction of the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 3575 Piedmont Road, 15 Piedmont Center, Suite 100, Atlanta, Georgia, on Friday, June 11, 2004, or any adjournment or postponement thereof and, in the proxies’ discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY
RETURN IT IN THE ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

U.S. REALTEL, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. ■

[									]

1.	Election of Directors, each to serve until the next annual meeting of stockholders	For All	Withhold All	For All Except
	Nominees: Ross J. Mangano Gerard H. Sweeney (Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the line provided below.)	☐	☐	☐	3.	Approval of the change of U.S. RealTel’s name to Cypress Communications Holding Co., Inc.	For ☐	Against ☐	Abstain ☐
					4.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
2.	Ratification of appointment by U.S. RealTel’s Audit Committee of Deloitte & Touche LLP as independent auditors for fiscal year 2004.	For ☐	Against ☐	Abstain ☐	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR THE APPOINTMENT OF INDEPENDENT AUDITORS, FOR THE APPROVAL OF THE CHANGE OF U.S. REALTEL’S NAME AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

By executing below, the undersigned acknowledges receipt from U.S. RealTel, prior to the execution of this proxy, a Notice of Annual Meeting, a Proxy Statement and an Annual Report.
SIGNATURE(S)
DATED
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

▲ FOLD AND DETACH HERE ▲

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE
ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOU MAIL THE ENVELOPE
FROM WITHIN THE UNITED STATES.

6890—U.S. Realtel, Inc.

PROXY	U.S. REALTEL, INC. 3575 Piedmont Road 15 Piedmont Center, Suite 100 Atlanta, Georgia 30305	PROXY

This Proxy is solicited on behalf of the Board of Directors for
U.S. RealTel Series A Preferred Stockholders

     The undersigned holder of U.S. RealTel, Inc. (“U.S. RealTel”) Series A preferred stock hereby appoints Ross J. Mangano, Gregory P. McGraw and Steve G. Nussrallah, and/or any of them, jointly and severally, as proxies and attorneys-in-fact, on behalf of and in the name of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of U.S. RealTel’s Series A preferred stock held in the undersigned’s name, subject to the voting direction of the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 3575 Piedmont Road, 15 Piedmont Center, Suite 100, Atlanta, Georgia, on Friday, June 11, 2004, or any adjournment or postponement thereof and, in the proxies’ discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY
RETURN IT IN THE ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

U.S. REALTEL, INC.
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.    ☐

		For	Withhold	For All
		All	All	Except
1.	Election of Directors, each to serve until the next annual meeting of stockholders	. ☐	. ☐	. ☐	2.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Nominees:
 Michael F. Elliot                      Steve G. Nussrallah
Ross J. Mangano                      Gerard H. Sweeney
	(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the line provided below.)					THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR THE APPOINTMENT OF INDEPENDENT AUDITORS, FOR THE APPROVAL OF THE CHANGE OF U.S. REALTEL’S NAME AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

By executing below, the undersigned acknowledges receipt from U.S. RealTel, prior to the execution of this proxy, a Notice of Annual Meeting, a Proxy Statement and an Annual Report.

SIGNATURE(S)

DATED

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

”                                FOLD AND DETACH HERE                                “

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
NO POSTAGE IS NECESSARY IF YOU MAIL THE ENVELOPE FROM WITHIN THE UNITED STATES.